UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simtek Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

_______________________________________________________________________________

4250 Buckingham Drive, Suite 100
Colorado Springs, CO 80907

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING
June 19, 2008

Proxy materials for the 2008 Annual Meeting of Shareholders of Simtek Corporation are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

To the Shareholders of Simtek Corporation:

The 2008 annual meeting of shareholders of Simtek Corporation, a Delaware corporation (“Simtek” or the “Company”), will be held at 2:00 p.m., local time, on June 19, 2008, at The Embassy Suites Hotel, 7290 Commerce Center Drive, Colorado Springs, Colorado 80919. Simtek is holding the 2008 annual meeting for the following purposes:

(i)

to consider and vote on a proposal to elect five directors to Simtek’s board of directors, each to serve until the 2009 annual meeting of shareholders and until their successors have been duly elected and qualified;

(ii)

to consider and vote on a proposal to ratify the selection of Hein & Associates LLP as Simtek’s independent registered public accounting firm for the year ending December 31, 2008; and

(iii)

to transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 24, 2008, the record date for the meeting, will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders entitled to vote at the meeting will be kept on file at Simtek’s principal office for inspection by any shareholder, for any purpose germane to the meeting, during usual business hours for ten days prior to the meeting. Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the accompanying proxy card. If your shares are held in the name of a bank, broker or other recordholder, their voting procedures should be described on the voting form they send to you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

Simtek’s board of directors believes that the proposals are advisable to and in the best interests of Simtek’s shareholders and unanimously recommends that you vote in favor of the proposals.

Shareholders are cordially invited to attend the Annual Meeting and vote in person.

To obtain directions to attend the Annual Meeting and vote in person, please call Shareholder Relations at (719) 531-9444.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet Go to www.cstproxy.com/simtek/2008 Have your proxy card available when you access the above website. Follow the prompts to vote your shares	.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
You will need your COMPANY ID, PROXY NUMBER & ACCOUNT NUMBER in order to access your proxy materials online, vote online or request to receive a paper or email copy of your proxy materials.

The Proxy Materials are available for review at: www.cstproxy.com/simtek/2008

______________________________________________________________________________

SIMTEK CORPORATION

_______________________

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish stockholders materials on the Internet. On or about April 30, 2008, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and vote online. If you received the notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The notice also instructs you as to how you may submit your proxy. If you received the notice by mail and would like to receive paper copies or electronic copies via email of our proxy materials, you should follow the instructions for requesting such materials included in the notice.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on June 19, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting.

The Company’s Proxy Statement and Annual Report to Shareholders are available at:
www.cstproxy.com/simtek/2008

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 9, 2008 to facilitate timely delivery.

The following proxy materials are available for you to review online at www.cstproxy.com/simtek/2008
☐	the Notice and Proxy Statement for the Annual Meeting;
☐	the Proxy Card;
☐	the Company’s Annual Report to Shareholders for the year ended December 31, 2007.

ACCESSING YOUR PROXY MATERIALS ONLINE

If you have access to the Internet, you can view your proxy materials and complete the voting process in a few easy steps:

Step 1:	Go to www.cstproxy.com/simtek/2008
Step 2:	Click the appropriate button to view the Company’s proxy
materials.
Step 3:	Make your selection as instructed to choose your delivery
preferences and to VOTE.
Step 4	Follow the instructions on the screen to log in.

You will not be required to provide any identifying information other than your
COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER to complete the
voting process online.

OBTAINING A FREE PAPER OR E-MAIL COPY OF
THE PROXY MATERIALS

If you prefer, you may request to receive your proxy materials for the Annual Meeting or for future annual meetings of the Company’s shareholders on paper or via e-mail in any of the following ways:

Telephone:	Call us toll-free at (888)221-0690.
Internet:	Go to www.cstproxy.com/simtek/2008 and request a printed version of the materials.
E-mail:	Send a message to proxy@continentalstock.com with SIMTEK
in the subject field and include your registered holder name, address and COMPANY ID, PROXY NUMBER and
ACCOUNT NUMBER.